UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K
                 Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                  -------------

                          Date of Report:  January 30, 2004
                         (Date of earliest event reported)

                         EAGLE FINANCIAL SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

           Virginia                   0-20146                   54-1601306
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)            Identification No.)


                   2 East Main Street, Berryville, Virginia  22611
              (Address of principal executive offices, including zip code)


                                 (540) 955-2510
              (Registrant's telephone number, including area code)

Item 12.     Disclosure of Results of Operations and Financial Condition.

               On January 30, 2004, Eagle Financial Services, Inc. issued a press release announcing its results of operations for the twelve months ended December 31, 2003 and its first quarterly dividend of 2004. A copy of the Company's press release, which is attached as Exhibit 99.1 of this Form 8-K, is incorporated by reference into this Item 12.

                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 30th day of January, 2004.

                              Eagle Financial Services, Inc.


                              By:  /s/ JAMES W. MCCARTY, JR.
                                   ---------------------------------
                                   James W. McCarty, Jr.
                                   Vice President, Chief Financial Officer,
                                   and Secretary-Treasurer